Supplement to the
Fidelity Advisor® High Income Fund
Class A, Class M, Class C and Class I
December 30, 2017
As Revised March 22, 2018
Summary Prospectus

Reorganization. The Board of Trustees of Fidelity Advisor Series I and Fidelity Summer Street Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Advisor® High Income Fund, a fund of Fidelity Advisor Series I, and Fidelity® High Income Fund, a fund of Fidelity Summer Street Trust.Each fund seeks a high level of current income. As a result of the proposed Reorganization, shareholders of each class of Fidelity Advisor® High Income Fund would receive shares of a new corresponding class of Fidelity® High Income Fund.The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor® High Income Fund in exchange for corresponding shares of Fidelity® High Income Fund equal in total value to the total value of shares of Fidelity Advisor® High Income Fund. After the exchange, Fidelity Advisor® High Income Fund will distribute the Fidelity® High Income Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® High Income Fund (these transactions are referred to as the “Reorganization”).The Reorganization, which does not require shareholder approval, is expected to take place on or about December 7, 2018. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® High Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.For more detailed information, please contact Fidelity at 1-877-208-0098.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

AHI-SUM-18-02 1.9881451.104	September 19, 2018